SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          June 12, 2014
                          Date of Report
                (Date of Earliest Event Reported)

                   CHESS SUPERSITE CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                RIVER RUN ACQUISITION CORPORATION
        (Former Name of Registrant as Specified in its Charter)

Delaware                     000-55066                      46-3610035
(State or other
jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                       Identification No.)

                  1131A Leslie Street, Suite 201
                     Toronto, Ontario M3C 3L8
                              Canada
            (Address of Principal Executive Offices)

                           647-927-4644
               (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On June 12, 2014, Chess Supersite Corporation (formerly River Run Acquisition Corporation) (the "Registrant" or the "Company") redeemed an aggregate of 500,000 shares of its 1,500,000 outstanding shares of common stock held by the following shareholders in the amounts shown next to such name

                250,000       James Cassidy
                250,000       James McKillop


                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              CHESS SUPERSITE CORPORATION


Date: June 12, 2014           Alexander Starr
                              President